SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 31, 1997
                                -----------------
                        (Date of earliest event reported)


                       New England Community Bancorp, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                  0-14550                          06-1116165
                  -------                          ----------
         (Commission File Number)     (IRS Employer Identification No.)


        Post Office Box 130, Old Windsor Mall, Windsor, Connecticut 06095
        -----------------------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 610-3600
                                 --------------
              (Registrant's telephone number, including area code)


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Form 8-K, Current Report
New England Community Bancorp, Inc.
Commission File No. 0-14550


         New England Community Bancorp, Inc. ("NECB") hereby amends its Current Report of Form 8-K dated January 7, 1998.

         Item 2.  Acquisition or Disposition of Assets.

         NECB has further analyzed information about its acquisition of Community Savings Bank ("CMBK") and determined that its acquisition of the stock of CMBK did not constitute the acquisition of a significant amount of assets for which a report under Item 2 is required. Consequently, NECB hereby amends Item 2 in the Current Report on Form 8-K by transferring to Item 5 the information included under Item 2 in this Report as originally filed.

         Item 5.  Other Events

         NECB hereby incorporates by reference in this Item 5 the information included under Item 2 in this Report as originally filed.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      None.

         (b)      None.

         (c) Exhibits. The following exhibit is incorporated by reference to Exhibit No. 99 filed with NECB's Current Report on Form 8-K dated January 7, 1998.

                                             New England Community Bancorp, Inc.

Date:  March 13, 1998                        By: /s/ Anson C. Hall
                                                ------------------
                                                Anson C. Hall
                                                Vice President and Treasurer
                                                (principal financial officer)